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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 29, 2005

                              LAWSON SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 000-33335


            Delaware                                       41-1251159
 (State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                      Identification Number)


  380 St. Peter Street, St. Paul, Minnesota               55102-1302
  (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (651) 767-7000

   Former name or former address, if changed since last report: Not applicable

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2b under the Exchange
    Act (17CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

     On September 29, 2005, Lawson Software, Inc. issued a press release relating to fiscal 2006 first quarter results. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

     99.1    Press release of Lawson Software, Inc. issued September 29, 2005

     The information in this Form 8-K, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Lawson Software, Inc.


Date: September 29, 2005                   By: /s/ Robert G. Barbieri
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                                           Robert G. Barbieri
                                           Executive Vice President and Chief
                                           Financial and Performance Officer